SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K




Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)    September 24, 1996



                 MULTIVEST REAL ESTATE FUND, LTD. SERIES IV
           (Exact name of registrant as specified in its charter)

                    Commission file number    0-6701

            Michigan                           38-6239993
(State or other jurisdiction of              (IRS Employer
incorporation or organization)            Identification No.)


6100 Glades Road, Suite 205
Boca Raton, Florida                              33434
(Address of principal executive offices)      (Zip Code)



                                  (561) 487-6700
            (Registrant's telephone number, including area code)



(Former name, former address and former fiscal year, if changed since last report)

















                 MULTIVEST REAL ESTATE FUND, LTD. SERIES IV
                      (a Michigan limited partnership)




Item 2. Acquisition or Disposition of Assets.

The partnership has sold its remaining assets and continues toward the final liquidation and dissolution of the partnership.

On September 19, 1996, the partnership sold Eastern Gateway Shopping Center in Richmond, Indiana, for $3,000,000 cash, less a first mortgage of approximately $1,175,000, less proration expenses.

On September 24, 1996, the partnership sold Hidden Village Apartments in Irving, Texas, for $2,800,000 cash less the underlying mortgage of approximately $1,491,368, less proration expenses.

                    MULTIVEST REAL ESTATE FUND, LTD. SERIES IV
                         (a Michigan limited partnership)






                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   MULTIVEST REAL ESTATE FUND, LTD.
                                   Series IV, a Michigan Limited
                                   Partnership,
                                             (Registrant)

                                   By:   MULTIVEST REAL ESTATE, INC.

                                         a Delaware corporation
                                   Its:  Corporate General Partner



Date: October 7, 1996                    RICHARD L. DAVIS

                                         Richard L. Davis
                                         President -
                                         Chief Executive Officer





Date: October 7, 1996                    JOHN J. KAMMERER

                                         John J. Kammerer
                                         Principal Accounting Officer